For Growth of Capital

Tax-Efficient Equity Fund

           [photo of illustration TEEF-specific; the toll road image]

service and guidance

professional management

goals

1999
Semi-Annual Report


DELAWARE(SM)
INVESTMENTS
-------------------
Philadelphia*London

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    2

                                                            November 9, 1998

Dear Shareholder:

AT A TIME WHEN MANY EQUITY MUTUAL
funds are distributing taxable capital gains even after a period of disappointing returns, we are pleased to report that Tax-Efficient Equity Fund has not distributed any dividends or capital gains since its inception.
   During the first half of fiscal 1999, market conditions were more volatile than at any period since late 1987. Uncertainty about the world economy and U.S. corporate profits since April have led to increased stock trading. As equity markets declined sharply this summer, portfolio managers sold many long-held positions in large cap stocks to lock in high pretax profits.
   Such strategies may make a mutual fund's published results look good, but increased capital gains distributions can be devastating to taxable investors' personal after-tax returns. With its tax-savvy investment strategy, Tax-Efficient Equity Fund seeks to minimize portfolio turnover and consequent distributions. The table on page 8 shows that without making any distributions, your Fund has significantly outperformed the average growth fund since it began operating on June 27, 1997.
   For the six months ended October 31, 1998, your Fund's net asset value declined by 2.0% (for Class A shares). This was less than the average of other growth funds, as shown below, and only modestly more than the decline of the unmanaged Standard & Poor's 500 Index.

TAX-EFFICIENT EQUITY FUND HAS SIGNIFICANTLY OUTPERFORMED THE AVERAGE GROWTH FUND SINCE IT BEGAN OPERATING IN JUNE 1997 WITHOUT MAKING CAPITAL GAINS DISTRIBUTIONS.

   For investors seeking to reduce the toll that taxes can take on long-term returns from equity investments, six-month performance is probably not the best way to measure a mutual fund's success. we think the effectiveness of Tax-Efficient Equity Fund's investment strategy will be evident over a five-to-ten year period.

CUMULATIVE/AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                   Six Months Ended      November 1, 1997
                                   October 31, 1998     To October 31, 1998
--------------------------------------------------------------------------------
Tax-Efficient Equity Fund A Class      -2.00%                +20.42%
Standard & Poor's 500 Index            -0.40%                +22.01%
Lipper Growth Fund Average             -6.78% (1076 funds)    +9.61% (945 funds)

All performance shown above is at net asset value without effect of sales charges, taxes or dividends paid by S&P 500 stocks or funds in the Lipper average. Past performance does not guarantee future results. The return for six month B and C Class shares was -2.37% each at net asset value with distributions reinvested. See page 8 for additional performance and expense information for all classes.

                                                                    for
                                                                   growth
                                                                 of capital
                                                                     3

   To understand why a long-term perspective is so vital for your Fund, it may be helpful to think of annual income taxes as toll plazas along a highway. One toll barrier doesn't slow down a car trip by much, but repeated barriers at regular intervals can substantially increase the time it takes to reach one's destination.
   As any driver knows, even the most modern highway has bumps. For investors, this summer's market turmoil was an unexpected pothole. Some investors were caught "speeding" with portfolios heavily weighted toward aggressive growth stocks. Many are now looking at more prudent growth and value-oriented stock selection strategies such as the methodology employed by Tax-Efficient Equity Fund's portfolio manager, George H. Burwell.
   Since April, Tax-Efficient Equity Fund's positioning in attractively priced pharmaceutical stocks, specialty service and capital goods stocks and non-bank financial stocks helped preserve capital. Retail stocks were generally a disappointment.
   Your Fund focuses on what we call transition stocks - companies whose stocks currently meet value investment parameters but at the same time have the potential to become strongly performing growth stocks. Mr. Burwell also looks for equities likely to move from a midcap market capitalization - generally $2 billion to $10 billion - to large-cap status. Market capitalization is a stock's price times the number of shares outstanding.
   On the pages that follow, Mr. Burwell details his outlook for the balance of fiscal 1999.
   In closing, we'd like to thank you for making Tax-Efficient Equity Fund one of the fastest growing equity funds offered by Delaware Investments. We believe that as more investors and their advisers realize the potential benefits of actively-managed, tax-savvy mutual funds, your Fund's popularity will increase.

Sincerely,



/s/ Wayne A. Stork
-------------------------------------
Wayne A. Stork
Chairman




/s/ Jeffrey J. Nick
-------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer


YOUR FUND'S TAX-SAVVY INVESTMENT STRATEGY
--------------------------------------------------------------------------------

Disciplined Stock Selection   |
      Based on Value          |
   & Growth Potential         |
                              |
       Emphasis on            |
   Low Dividend Yields        |  = Minimizing the
                              |    Burden of Taxes
  Low Portfolio Turnover      |
                              |
   Tax-Loss Harvesting        |
                              |
   Defensive Hedging+         |

+Defensive hedging involves the use of options which can lead to loss of principal and can increase the operating costs of the Fund.

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    4

Portfolio Manager's Review


BY GEORGE H. BURWELL
Vice President/Senior Portfolio Manager
November 9, 1998

Since April, short-term stock market volatility has increased. Investors have grown cautious about domestic stocks as corporate earnings growth ground to a halt. Banks were hit by overseas lending problems. Manufacturers battled a wave of cheap imports and saw export demand from Asia dry up. Service firms faced higher U.S. labor costs and weakness in consumer spending.
   We still found many opportunities to exploit stock market inefficiency and turmoil using a methodical growth and value stock selection discipline. Tax-Efficient Equity Fund also preserved capital to a greater degree than most growth funds during this past summer's sharp market decline, based on data from Lipper Analytical Services, Inc.

BALANCING RISK AND REWARD: THE FUND'S FIVE PILLARS
We achieved above-average results by focusing on dividend-paying stocks and by generally avoiding companies whose stock prices relative to earnings (P/E ratio) were more than 20% higher than the average stock in the unmanaged Standard & Poor's 500 Index.
   By not paying through the nose for growth stocks with P/Es we consider too high, or buying companies with a high degree of economic risk, we avoided a bloody nose this summer, when the average return of all stocks on the New York Stock Exchange fell by 13%, according to Lipper Analytical.

CHANGES IN PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                                31-Oct-98       30-Apr-98
-------------------------------------------------------------------------------
Consumer Growth                  18.10%          15.70%
Technology                       16.00%          13.10%
Consumer Cyclicals* & Food       19.80%          25.90%
Capital Goods                     9.60%           8.09%
Finance                          19.90%          18.60%
Energy/Utilities/Raw Materials   11.20%          12.60%
Cash                              5.28%           6.40%
-------------------------------------------------------------------------------
*Primarily retail stocks.

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                                                                        for
                                                                       growth
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                                                                         5

   In evaluating a stock's total return prospects, we seek five indicators of potential success, that is, five pillars to support the stock's performance. We seek businesses:

o With attractive stock prices compared to the rest of the market;
o With a history of stable earnings growth;
o With substantial positive cash flow;
o That show significant fundamental change; and
o That are not widely followed or are misunderstood by Wall Street analysts.

WE KEPT TURNOVER LOW
Additional investments from new shareholders gave us the flexibility and resources to buy companies with consistent earnings and dividend growth potential at attractive prices without having to sell stocks currently in the portfolio and thus realize capital gains on stocks we thought still had potential. Tax-Efficient Equity Fund's 28% portfolio turnover rate since April was significantly below the 147% average portfolio turnover rate in 1998 for the 174 funds in Morningstar's large growth fund category.
   We avoided distributing capital gains and dividend income in calendar 1998 by emphasizing stocks with dividend yields lower than the S&P 500 average and by taking advantage of tax-loss harvesting. An example of our summer harvesting was our sale of Royal Dutch Petroleum, a global energy company that suffered from the effects of low oil prices.

WE PRESERVED CAPITAL TO A GREATER DEGREE THAN MOST GROWTH FUNDS DURING THIS PAST SUMMER'S SHARP MARKET DECLINE WITH MUCH LOWER-THAN-AVERAGE PORTFOLIO TURNOVER.

   Generally, we sell a stock at a loss if a company's earnings prospects deteriorate or if we believe a stock does not have a reasonable chance of recovering within six months. We may repurchase that same company's shares after they have fallen in price if we believe the company offers strong long-term potential.

PORTFOLIO HIGHLIGHTS VS. S&P 500 INDEX

                                        Tax-Efficient Equity Fund            S&P 500 Index
------------------------------------------------------------------------------------------
Median Market Capitalization                  $10.1 billion                  $7.8 billion
Number of Stocks                                   61                             500
Average Stock Price-to-Earnings Ratio             27.0x                          23.4x
Dividend Yield (Before Expenses)                  1.20%                          1.49%

P/E based on analysts' earnings estimates for 1998 as reported by First Call.
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    6

A FOCUS ON NICHE BUSINESSES IN TRANSITION
Many of Tax-Efficient Equity Fund's leading holdings such as Rite Aid have excellent business franchises but still trade at what we believe are modest prices because of mistakes made years ago. As investors come to realize that old problems have been corrected, we believe such stocks can steadily appreciate in value.
   Since April, we achieved success with non-bank financial firms such as Fannie Mae and Freddie Mac. These stocks benefited from lower interest rates, a relatively strong housing market and brisk mortgage refinancing activity. Unlike banks, these companies were unaffected by sour overseas loans and imprudent lending.
   Your Fund's holdings of pharmaceutical companies such as American Home Products also provided strong returns. Our selections in this area were generally companies with either a new array of products or where management was retooling the business to generate higher growth.
   Many holdings are midsize companies in niche businesses in transition. For example, the Fund's best performing stock in fiscal 1998 was Symbol Technologies, a midcap company that has developed new uses for bar code scanners. We believe investors can reap substantial capital appreciation potential from stocks that are making a positive transition from being undervalued (compared to their industry group) to being highly prized by growth-oriented investors.
   Two areas of disappointment since April were retail and food stocks.
Investor concern about soft consumer demand and negative pricing trends hurt stocks such as Intimate Brands, operator of Victoria's Secret and Bath & Body Works stores, and ConAgra, a major meat processor. We de-emphasized these stocks during the second half of fiscal 1998.
   Overall, we reallocated some of your Fund's assets to focus on companies whose growth is not dependent on the ups and downs of the U.S. or world economies. For example, we increased our position in Service Corp. International, the world's largest funeral home operator.



TOP 10 HOLDINGS
October 31, 1998
                                                       Percent of Net Assets
--------------------------------------------------------------------------------
Federal Home Loan Bank                                          5.3%
Rite Aid                                                        4.0%
Hewlett-Packard                                                 3.9%
Ecolab                                                          3.7%
Tyco International                                              3.6%
Equifax                                                         3.6%
American Home Products                                          3.3%
Stewart Enterprises                                             2.8%
SunGuard Data Systems                                           2.8%
Symbol Technologies                                             2.8%
--------------------------------------------------------------------------------
                                                               35.8%
--------------------------------------------------------------------------------
                                                                        for
                                                                      growth
                                                                    of capital
                                                                         7

OUTLOOK
Given the uncertain earnings outlook for many American corporations, we are focusing on companies that appear well-positioned to generate earnings growth of at least 10% per year even if the U.S. economy slows.
   By purchasing and holding stocks with P/E ratios that are reasonable compared to the S&P 500 Index, we believe your Fund's portfolio can benefit from any decision by the Federal Reserve Board to further reduce interest rates in the year ahead. While we do not think a recession is likely, we think business profits and overall economic conditions will continue to soften as the effects of global economic turmoil reach our shores.
   To maximize the efficiency of our research efforts, we will continue to maintain a relatively concentrated portfolio. Our target for the year ahead is to have the Fund's top 10 holdings represent about 35% of Tax-Efficient Equity Fund's net assets and the top 20 stocks to represent slightly more than half of net assets. Overall, we're comfortable with a portfolio of approximately 50 to 70 stocks.
   Many of the hundreds of growth mutual funds available to investors today have a portfolio that is a virtual clone of the S&P 500 Index. We strive to make Tax-Efficient Equity Fund different by driving in the lane between growth and value investment styles. Like a careful, price-conscious care buyer, we look for stocks that have the potential to provide the right combination of performance, reliability and safety.

WE ARE FOCUSING ON COMPANIES THAT APPEAR WELL-POSITIONED TO GENERATE EARNINGS GROWTH OF AT LEAST 10% PER YEAR EVEN IF THE U.S. ECONOMY SLOWS.

   Unlike the cost of gasoline, the impact of income taxes on Americans has been rising steadily since 1993, IRS figures show. We believe it is more important than ever for investors and their advisers to examine whether the equity mutual funds in their portfolio are tax-savers or inefficient tax-guzzlers. As we see it, Tax-Efficient Equity Fund's approach is a quality vehicle with the potential to help you reach your goals.

[photo of family sitting on Beach]
--------------------------------------------------------------------------------
Q.   What are transition stocks? What opportunities do they offer?

a. We define transition stocks, as stocks that offer superior capital appreciation potential because they are likely to move from being undervalued compared to their peers to being prized by growth-oriented investors. As more investors recognize that a large or midcap company has successfully transformed its business, its market value is likely to grow.

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    8

THE ADVANTAGE OF TAX-EFFICIENCY:
HOW CAPITAL GAINS DISTRIBUTIONS REDUCE AFTER-TAX RETURNS
--------------------------------------------------------------------------------

                          Tax-Efficient Equity    Lipper Growth               Potential Advantage
                          Fund A Class            Fund Average (864 Funds)    of Tax-Efficient Equity Funds + $14,165

6/27/97                       $96,250*              $100,000
10/31/98                     $122,180               $115,055                  $15,650 Capital Gains Distriubtions and Dividends**
Pre-Tax Market Value                                                          Income Tax Liability ranging from $3,130 to $7,040***
After-Tax Market Value       $122,180               $108,015 to $111,925

* The above illustration assumes a 3.75% sales charge on Tax-Efficient Equity Fund A Class shares. The maximum sales charge is 5.75% and is reduced incrementally on investments of $50,000 or more. Past performance does not guarantee future results. Results for other share Classes vary due to different charges and expenses.
** Assumes 6.8% of the investment was paid out as distributions in calendar 1997 and calendar 1998. The assumed 6.8% figure is based on the total percent of mutual funds' net assets that was paid out as distributions in calendar 1997. According to data compiled by the Investment Company Institute, mutual funds paid $184 billion in distributions on fund assets of $2.4 trillion in 1997.
*** Low end of income tax liability range assumes all distributions were long-term capital gains and taxed at a combined federal and state bracket of 20%. High end of range assumes all distributions were short-term capital gains or dividends (federal taxed at 39.6%) and a combined federal and state tax bracket of 45%. No tax penalties for underpayment were assumed.

TAX-EFFICIENT EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1998

                                            Lifetime            One Year
--------------------------------------------------------------------------------
Class A (Est. 6/27/97)
   Excluding Sales Charge                    +19.36%             +20.42%
   Including Sales Charge                    +14.22%             +13.46%
--------------------------------------------------------------------------------
Class B (Est. 6/27/97)
   Excluding Sales Charge                    +18.62%             +19.55%
   Including Sales Charge                    +15.81%             +14.55%
--------------------------------------------------------------------------------
Class C (Est. 6/27/97)
   Excluding Sales Charge                    +18.62%             +19.55%
   Including Sales Charge                    +18.62%             +18.55%

Tax-Efficient Equity Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns including sales charges are based on the information as noted below. Lifetime performance excluding sales charge for B and C Classes assumes the investment was not redeemed or that contingent sales charges did not apply. Voluntary expense limitations were in effect for the periods shown. Returns would have been lower without the limitations.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months.

                                                       for growth of capital 9

Financial Statements
VOYAGEUR MUTUAL FUNDS III, INC.-
TAX-EFFICIENT EQUITY FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          Number       Market
                                                         of Shares     Value
                                                       -------------------------
   COMMON STOCK - 94.91%
   AUTOMOBILES & AUTOMOTIVE PARTS - 1.83%
   Danaher ..............................................  21,300   $ 850,669
                                                                    ---------
                                                                      850,669
                                                                    ---------
   BANKING, FINANCE & INSURANCE - 19.94%
   AFLAC ................................................  30,400   1,159,000
   American International Group .........................   9,900     843,975
  *Amerin ...............................................  17,600     376,200
   BB&T .................................................  11,400     406,838
   Equifax ..............................................  41,200   1,593,925
   Federal Home Loan Bank ...............................  40,900   2,351,750
   Federal National Mortgage Association ................   6,200     439,038
   Mercury General ......................................   8,500     361,250
   Nationwide Financial Services Class A ................   9,800     406,700
   State Street Bank ....................................   9,200     573,850
   Unum .................................................  16,600     737,663
                                                                    ---------
                                                                    9,250,189
                                                                    ---------
   BUILDINGS & MATERIALS - 2.55%
   Masco ................................................  41,900   1,181,056
                                                                    ---------
                                                                    1,181,056
                                                                    ---------
   CHEMICALS - 1.81%
   Crompton & Knowles ...................................  16,900     271,456
   Valspar ..............................................  20,200     566,863
                                                                    ---------
                                                                      838,319
                                                                    ---------
   COMPUTERS & TECHNOLOGY - 7.38%
   Hewlett-Packard ......................................  28,800   1,733,400
  *Microsoft ............................................   4,400     465,988
  *SunGuard Data Systems ................................  36,300   1,225,125
                                                                    ---------
                                                                    3,424,513
                                                                    ---------
   CONSUMER PRODUCTS - 0.79%
   General Electric .....................................   4,200     367,500
                                                                    ---------
                                                                      367,500
                                                                    ---------
   ELECTRONICS & ELECTRICAL - 5.05%
   Intel ................................................   7,600     678,063
   Symbol Technologies ..................................  27,200   1,217,200
   Teleflex .............................................  11,600     448,775
                                                                    ---------
                                                                    2,344,038
                                                                    ---------
   ENERGY - 2.29%
   Amoco ................................................   8,400     471,450
   Compagnie Francaise de Petroleum Total ADR ...........  10,100     590,850
                                                                    ---------
                                                                    1,062,300
                                                                    ---------
   ENVIRONMENTAL SERVICES - 3.54%
   Ecolab ...............................................  54,900   1,640,138
                                                                    ---------
                                                                    1,640,138
                                                                    ---------
   FOOD, BEVERAGE & TOBACCO - 6.78%
   Campbell Soup ........................................   9,900     527,794
   Hannaford Brothers ...................................   8,600     376,788

---------------
Top 10 holdings, representing 35.8% of net assets, are in bold face.

--------------------------------------------------------------------------------
                                                          Number       Market
                                                         of Shares     Value
                                                       -------------------------
   COMMON STOCK (Continued)
   FOOD, BEVERAGE & TOBACCO (CONTINUED)
  *Hercules .............................................   6,400  $  213,200
   Philip Morris ........................................  21,100   1,078,738
   Ralston-Purina Group .................................  11,900     397,163
   Universal Foods ......................................  25,400     550,863
                                                                    ---------
                                                                    3,144,546
                                                                    ---------
   HEALTHCARE & PHARMACEUTICALS - 10.84%
   American Home Products ...............................  29,600   1,443,000
   Healthsouth ..........................................  55,000     666,875
   Johnson & Johnson ....................................   9,300     757,950
   Lilly (Eli) & Company ................................   6,800     550,375
   Mylan Laboratories ...................................  17,400     599,213
   Schering-Plough ......................................   2,400     246,900
   SmithKline Beecham ...................................   5,600     357,000
   Zeneca Group-ADR .....................................  10,400     405,600
                                                                    ---------
                                                                    5,026,913
                                                                    ---------
   INDUSTRIAL MACHINERY - 0.71%
   Stanley Works ........................................  11,000     330,000
                                                                    ---------
                                                                      330,000
                                                                    ---------
   PACKAGING & CONTAINERS - 0.93%
   Sealed Air $2.00 4/01/08 Series A conv pfd ...........  10,800     430,650
                                                                    ---------
                                                                      430,650
                                                                    ---------
   RETAIL - 9.07%
  *Federated Department Stores ..........................   9,700     372,844
   Food Lion-Class A ....................................  32,500     356,484
   Intimate Brands ......................................  43,000     962,125
   Lowe's Companies .....................................  14,700     495,206
   May Department Stores ................................   4,200     256,200
   Rite Aid .............................................  44,400   1,762,125
                                                                    ---------
                                                                    4,204,984
                                                                    ---------
   TELECOMMUNICATIONS - 3.60%
   Ericsson (LM) Tel Class B ............................  19,400     439,531
   Northern Telecom Ltd .................................   6,100     261,156
   SBC Communications ...................................  20,900     967,931
                                                                    ---------
                                                                    1,668,618
                                                                    ---------
   TEXTILES, APPAREL & FURNITURE - 3.99%
   HON Industries .......................................  26,500     561,469
   Hillenbrand Industries ...............................  14,100     834,544
   Newell ...............................................  10,300     453,200
                                                                    ---------
                                                                    1,849,213
                                                                    ---------
   UTILITIES - 0.33%
   Edison International .................................   5,800     152,975
                                                                    ---------
                                                                      152,975
                                                                    ---------

10 for growth of capital

TAX-EFFICIENT EQUITY FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                      Number          Market
                                                    of Shares         Value
                                                    ----------------------------
COMMON STOCK (Continued)
Miscellaneous - 13.48%
Federal Signal .....................................  42,300      $ 1,017,844
Pentair ............................................   8,400          316,050
Premark International ..............................  10,500          332,719
Service International ..............................  33,700        1,200,563
ServiceMaster ......................................  25,800          545,025
Stewart Enterprises ................................  53,900        1,241,384
Tyco International .................................  25,800        1,597,988
                                                                   ----------
                                                                    6,251,573
                                                                   ----------
Total Common Stock (cost $41,352,819) ..............               44,018,194
                                                                   ----------

                                                    Principal
                                                     Amount
                                                   ----------
REPURCHASE AGREEMENTS - 5.28%
With Chase Manhattan 5.30% 11/02/98
   (dated 10/30/98, collateralized by $813,000
   U.S. Treasury Notes 5.75% due 10/31/02,
   market value $877,674) ..........................$860,000          860,000
With J.P. Morgan Securities 5.25% 11/02/98
   (dated 10/30/98, collateralized by $28,000
   U.S. Treasury Notes 5.625% due 11/30/00,
   market value $29,815 and $272,000
   U.S. Treasury Notes 5.25% due 01/31/01,
   market value $281,086 and $249,000 U.S.
   Treasury Notes 6.25% due 01/31/02,
   market value $267,510 and $211,000
   U.S. Treasury Notes 5.50% due 02/28/03,
   market value $222,858) .......................... 785,000          785,000
With PaineWebber 5.30% 11/02/98
   (dated 10/30/98, collateralized by $302,000
   U.S. Treasury Notes 5.625% due 05/15/01,
   market value $320,351 and $260,000 U.S. Treasury
   Notes 6.50% due 08/31/01, market value
   $278,083 and $195,000 U.S. Treasury Notes 7.50%
   05/15/02, market value $221,532). ............... 803,000          803,000
                                                                   ----------
Total Repurchase Agreements
   (cost $2,448,000) ...............................                2,448,000
                                                                   ----------

                                                                     MARKET
                                                                     VALUE
                                                                -------------
TOTAL MARKET VALUE OF SECURITIES - 100.19%
   (cost $43,800,819) .........................................   $ 46,466,194
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.19%) .....................................        (86,720)
                                                                  ------------
NET ASSETS APPLICABLE TO 4,316,385 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ....................   $ 46,379,474
                                                                  ============
NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND A CLASS
   ($23,991,170 / 2,223,565) ..................................   $      10.79
                                                                  ============
NET ASSET VALUE - TAX EFFICIENT EQUITY FUND B CLASS
   ($16,050,729 / 1,500,542 SHARES) ...........................   $      10.70
                                                                  ============
NET ASSET VALUE - TAX EFFICIENT EQUITY FUND C CLASS
   ($6,337,564 / 592,277 SHARES) ..............................   $      10.70
                                                                  ============
NET ASSET VALUE - TAX EFFICIENT EQUITY FUND
    INSTITUTIONAL CLASS ($10.81 / 1 SHARE) ....................   $      10.81
                                                                  ============
COMPONENTS OF NET ASSETS AT OCTOBER 31, 1998:
Common stock, $0.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to
   Tax-Efficient Equity Fund A Class, 1,000,000,000 shares allocated to Tax-Efficient Equity Fund B Class, 1,000,000,000 shares allocated to Tax-Efficient Equity Fund C Class, 1,000,000,000 shares allocated to
   Tax-Efficient Equity Fund Institutional Class ...............  $ 44,493,536
Undistributed net investment loss ..............................       (57,011)
Accumulated net realized loss on investments ...................      (722,426)
Net unrealized appreciation of investments .....................     2,665,375
                                                                  ------------
Total net assets ...............................................  $ 46,379,474
                                                                  ============
----------
*Non-incoming producing securities
  ADR - American Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE - TAX EFFICIENT
   EQUITY FUND A CLASS:
Net asset value A Class (A) ....................................       $10.79
Sales charge (4.75% of offering price or 5.00% of the amount
   invested per share)(B) ......................................         0.54
                                                                       ------
Offering price .................................................       $11.33
                                                                       ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more. See notes to financial statements for change in front-end sales charge effective November 2, 1998.

                             See accompanying notes
                                                       for growth of capital 11

VOYAGEUR MUTUAL FUNDS III, INC. -
TAX-EFFICIENT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 1998
(UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends .........................................    $204,665
Interest ..........................................      61,214     $265,879
                                                       --------     --------

EXPENSES:
Management fees ...................................     134,186
Distribution expense ..............................     107,922
Registration fees .................................      63,051
Dividend disbursing and transfer agent fees
   and expenses ...................................      33,185
Professional fees .................................      28,172
Reports and statements to shareholders ............      15,675
Accounting and administration .....................       7,091
Custodian fees ....................................       3,056
Directors' fees ...................................         728
Taxes (other than taxes on income) ................         443
Other .............................................          55
                                                      ---------
                                                        393,564
Less expenses absorbed by Delaware
   Management Company .............................     (70,674)     322,890
                                                      ---------    ---------

NET INVESTMENT LOSS ...............................                  (57,011)
                                                                   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investment transactions ......                 (640,645)
Net change in unrealized appreciation/ depreciation
   of investments .................................                  166,259
                                                                   ---------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS .................................                 (474,386)
                                                                   ---------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................                ($531,397)
                                                                   =========
                             See accompanying notes

VOYAGEUR MUTUAL FUNDS III, INC. -
TAX-EFFICIENT EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                        SIX MONTHS     6/27/97*
                                                      ENDED 10/31/98      TO
                                                        (UNAUDITED)     4/30/98
                                                      --------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss ...............................     ($57,011)       ($5,588)
Net realized loss on investment transactions ......     (640,645)       (81,781)
Net change in unrealized appreciation/ depreciation
   of investments during the period ...............      166,259      2,499,116
                                                    ------------   ------------
Net increase (decrease) in net assets resulting
   from operations ................................     (531,397)     2,411,747
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Tax-Efficient Equity Fund A Class ..............   16,042,133     12,832,119
   Tax-Efficient Equity Fund B Class ..............    8,744,363      7,359,010
   Tax-Efficient Equity Fund C Class ..............    4,163,145      2,294,926
   Tax-Efficient Equity Fund Institutional Class ..            -      1,539,234
                                                    ------------   ------------
                                                      28,949,641     24,025,289
Cost of shares repurchased:
   Tax-Efficient Equity Fund A Class ..............   (5,649,452)      (215,377)
   Tax-Efficient Equity Fund B Class ..............     (468,434)       (26,295)
   Tax-Efficient Equity Fund C Class ..............     (228,445)        (2,019)
   Tax-Efficient Equity Fund Institutional Class ..            -     (1,885,784)
                                                    ------------   ------------
                                                      (6,346,331)    (2,129,475)
                                                    ------------   ------------
Increase in net assets derived from capital
   share transactions .............................   22,603,310     21,895,814
                                                    ------------   ------------

NET INCREASE IN NET ASSETS ........................   22,071,913     24,307,561

NET ASSETS:
Beginning of period ...............................   24,307,561              -
                                                    ------------   ------------
End of period ..................................... $ 46,379,474   $ 24,307,561
                                                    ============   ============
---------------
*Date of commencement of operations

                             See accompanying notes

12 for growth of capital

VOYAGEUR MUTUAL FUNDS III, INC. - TAX-EFFICIENT EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                               TAX-EFFICIENT EQUITY    TAX-EFFICIENT EQUITY   TAX-EFFICIENT EQUITY
                                                                    FUND A CLASS           FUND B CLASS            FUND C CLASS
                                                               ---------------------  ---------------------   ---------------------
                                                               SIX MONTHS  6/27/97(2) SIX MONTHS  6/27/97(2)  SIX MONTHS  6/27/97(2)
                                                                  ENDED       TO        ENDED          TO       ENDED         TO
                                                                10/31/98(1) 4/30/98    10/31/98(1)  4/30/98    10/31/98(1)  4/30/98
                                                               (UNAUDITED)            (UNAUDITED)             (UNAUDITED)

Net asset value, beginning of period ........................... $11.010    $ 8.500     $10.960     $ 8.500     $10.960     $ 8.500
Income from investment operations:(3)
   Net investment income (loss) ................................   0.002      0.010      (0.038)     (0.053)     (0.038)     (0.054)
   Net realized and unrealized gain (loss) on investments ......  (0.222)     2.500      (0.222)      2.513      (0.222)      2.514
                                                                 -------    -------     -------     -------     -------     -------
   Net increase (decrease) in net assets from
   investment operations .......................................  (0.220)     2.510      (0.260)      2.460      (0.260)      2.460
                                                                 -------    -------     -------     -------     -------     -------

Net asset value, end of period ................................. $10.790    $11.010     $10.700     $10.960     $10.700     $10.960
                                                                 =======    =======     =======     =======     =======     =======

Total return(4).................................................  (2.00%)    29.53%      (2.37%)     28.94%      (2.37%)     28.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................... $23,991    $13,898     $16,051      $7,958      $6,337      $2,451
   Ratio of expenses to average net assets .....................   1.45%      1.47%       2.20%       2.20%       2.20%       2.20%
   Ratio of expenses to average net assets prior to
    expense limitation .........................................   1.84%      1.99%       2.59%       2.72%       2.59%       2.72%
   Ratio of net investment income to average net assets ........   0.02%      0.13%      (0.73%)     (0.60%)     (0.73%)     (0.60%)
   Ratio of net investment income to average net assets prior to
    expense limitation .........................................  (0.37%)    (0.39%)     (1.12%)     (1.12%)     (1.12%)     (1.12%)
   Portfolio turnover ..........................................     28%        14%         28%         14%         28%         14%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering, ratios have been annualized and total return has not been annualized.
(3) Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

For the period September 1, 1997 through March 9, 1998, the Institutional Class sold shares which were subsequently redeemed by shareholders. As of October 31, 1998, the class had one share outstanding, representing initial seed purchase. Data for this class is excluded from the Financial Highlights because the data is believed to be immaterial.

                                                       for growth of capital 13

VOYAGEUR MUTUAL FUNDS III, INC. - TAX-EFFICIENT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
(UNAUDITED)
--------------------------------------------------------------------------------

Voyageur Mutual Funds III, Inc.- Tax-Efficient Equity Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Tax-Efficient Equity Fund A Class carries a front-end sales charge which was raised from 4.75% to 5.75% as of November 2, 1998. The Tax-Efficient Equity Fund B Class carries a back-end deferred sales charge. The Tax-Efficient Equity Fund C Class carries a level load deferred sales charge and the Tax-Efficient Equity Fund Institutional Class has no sales charge.

The objective of the Fund is to obtain for taxable investors a high total return on an after-tax basis.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from investment income and distributions from capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. At October 31, 1998 the Fund had a liability for investment management fees and other expenses payable to DMC for $14,278.

DMC has elected to waive that portion if any of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 1.20% of average daily net assets of the Fund through April 30, 1999. Total expenses absorbed by DMC for the period ended October 31, 1998 were $70,674.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. At October 31, 1998, the Fund had a liability payable to DSC of $6,928.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the period ended October 31, 1998, DDLP earned $37,778 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended October 31, 1998, the Fund made purchases of $26,454,191 and sales of $4,797,126 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 1998, the aggregate cost of securities for federal income tax purposes was $43,819,789.

At October 31, 1998, unrealized appreciation for federal income tax purposes aggregated $2,646,405 of which $4,346,247 related to unrealized appreciation of securities and $1,699,842 related to unrealized depreciation of securities.

For federal income tax purposes, the Tax-Efficient Equity Fund had a capital loss carryforward at April 30, 1998 of $11,808 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2006.

14 for growth of capital

--------------------------------------------------------------------------------

4. Capital Stock
Transactions in capital stock shares were as follows:
                                                       SIX MONTHS
                                                         ENDED        6/27/97*
                                                        10/31/98         TO
                                                       (UNAUDITED)    4/30/98
                                                        ---------    ---------
Shares sold:
   Tax-Efficient Equity Fund A Class                    1,479,489    1,283,514
   Tax-Efficient Equity Fund B Class                      819,419      728,585
   Tax-Efficient Equity Fund C Class                      390,727      223,764
   Tax-Efficient Equity Fund Institutional Class                -      176,471
                                                        ---------    ---------
                                                        2,689,635    2,412,334
                                                        ---------    ---------

Shares repurchased:
   Tax-Efficient Equity Fund A Class                     (517,905)    (21,533)
   Tax-Efficient Equity Fund B Class                      (45,071)     (2,391)
   Tax-Efficient Equity Fund C Class                      (22,029)       (185)
   Tax-Efficient Equity Fund Institutional Class                -    (176,470)
                                                        ---------    ---------
                                                         (585,005)   (200,579)
                                                        ---------    ---------

Net Increase                                            2,104,630    2,211,755
                                                        =========    =========

*Date of commencement of trading.

5. Market and Credit Risk
The Fund may invest up to 15 % of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

6. Line of Credit
The Fund has a committed line of credit for $300,000. No amount was outstanding at October 31, 1998, or at anytime during the six months.

D E L A W A R E   I N V E S T M E N T S   F A M I L Y   O F   F U N D S

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund
Social Awareness Fund

FOR TOTAL RETURN
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Extended Duration Fund
Strategic Income Fund
Corporate Bond Fund
U.S. Government Fund
U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Foundation Growth Portfolio
Foundation Balanced Portfolio
Foundation Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured bond funds are available in selected states.

funds
          [photo of computer keyboard]

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF TAX-EFFICIENT EQUITY FUND SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current Prospectus for Tax-Efficient Equity Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past performance which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT MANAGER
Delaware Management Company
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682


                                      For Shareholders
                                      1.800.523.1918

                                      For Securities Dealers
                                      1.800.362.7500

                                      For Financial Institutions
                                      Representatives Only
                                      1.800.659.2265

                                      www.delawarefunds.com

                                      Be sure to consult your financial adviser
                                      when making investments. Mutual funds can
                                      be a valuable part of your financial plan;
                                      however, shares of the Fund are not FDIC
                                      or NCUSIF insured, are not guaranteed by
                                      any bank or any credit union, and involve
                                      investment risk, including the possible
                                      loss of the principal amount invested.
                                      Shares of the Fund are not bank or credit
DELAWARE(SM)                          union deposits.
INVESTMENTS
-------------------
Philadelphia * London                 (C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1257)
SA-437[10/98]PP12/98